                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  October 31, 1995
                                                --------------------------

                         SOUTHERN CALIFORNIA GAS COMPANY
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


                                   California
                  ---------------------------------------------
                  (State or other jurisdiction of incorporation


                1-1402                             95-1240705
       ----------------------         ------------------------------------
       Commission File Number         (I.R.S. Employer Identification No.)


             555 West Fifth Street, Los Angeles, California 90013-1011
             ---------------------------------------------------------
                     (Address of principal executive offices)
                                  (Zip Code)


                               (213) 244-1200
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

Southern California Gas Company will redeem all of its First Mortgage Bonds, Series X, due 2020 (the "Series X Bonds") on December 1, 1995 at a redemption price equal to 106.95% of the principal amount of the Bonds plus accrued interest to the redemption date. Approximately $18,435,000 of Series X Bonds are currently outstanding. This amount represents the remaining portion of Series X Bonds that were not tendered in November 1993.


SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SOUTHERN CALIFORNIA GAS COMPANY
-------------------------------
        (Registrant)


       Larry J. Dagley
-------------------------------
Senior Vice President and
Chief Financial Officer
(Chief Accounting Officer
and duly authorized signatory)

Date:  October 31, 1995
     ---------------------